UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2006

HRPT PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 22, 2006, HRPT Properties Trust, or HRPT, amended and extended the maturity of its $750 million revolving bank credit facility. As a result of this amendment, the maturity date of the credit facility was extended to August 22, 2010, with an option (subject to the payment of a fee) to extend the credit facility by one additional year.

Several additional amendments were made to the terms of HRPT’s credit facility. Interest paid on drawings under the credit facility was reduced to LIBOR plus 55 basis points, subject to adjustment based on changes to HRPT’s credit ratings. Certain financial and other covenants in the credit facility were also amended to reflect current market conditions.

Borrowings under HRPT’s credit facility are unsecured. Funds available under this credit facility may be drawn, repaid and redrawn until maturity and no principal payment is due until maturity. This credit facility also provides for acceleration of payment of all amounts payable under the credit facility upon the occurrence and continuation of certain events of default. The proceeds of this credit facility are available for HRPT’s general business purposes, including acquisitions.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS CONTAINED IN THIS CURRENT REPORT ON FORM 8-K ARE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS.  THESE INCLUDE STATEMENTS REGARDING FUTURE AVAILABILITY AND COST OF BORROWINGS UNDER HRPT’S REVOLVING CREDIT FACILITY. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE, THE COST AND CONTINUED AVAILABILITY OF BORROWINGS UNDER THE CREDIT FACILITY ARE SUBJECT TO HRPT MAINTAINING CERTAIN CREDIT RATINGS, SATISFYING CERTAIN FINANCIAL COVENANTS AND MEETING OTHER CUSTOMARY CONDITIONS, WHICH COULD BE IMPACTED BY CHANGES IN ITS FINANCIAL CONDITION, THE ECONOMY OR THE CAPITAL MARKETS. MANY OF THESE FACTORS ARE BEYOND HRPT’S CONTROL. FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.  EXCEPT AS MAY BE REQUIRED BY LAW, HRPT DOES NOT INTEND TO IMPLY THAT IT WILL UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.	Financial Statements and Exhibits.

10.1

First Amendment to Amended and Restated Credit Agreement, dated as of August 22, 2006, by and among HRPT Properties Trust, Wachovia Bank, National Association, as Administrative Agent and the additional agents, arrangers and financial institutions signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRPT PROPERTIES TRUST
By: /s/ John C. Popeo
Name: John C. Popeo Title: Treasurer and Chief Financial Officer

Dated: August 24, 2006